SL GREEN
REALTY CORP.

THIRD QUARTER 2021
SUPPLEMENTAL DATA

September 30, 2021

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of September 30, 2021, the Company held interests in 76 buildings totaling 35.3 million square feet. This included ownership interests in 27.2 million square feet in Manhattan buildings and 7.3 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2021 that will be included on Form 10-Q to be filed on or before November 9, 2021.

Supplemental Information	2	Third Quarter 2021

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	40

Summary of Real Estate Acquisition/Disposition Activity	41	-	45

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Executive Management	50

Supplemental Information	3	Third Quarter 2021

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the carrying value in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the acquisition of a property that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2021 are as follows:

Added to Same-Store in 2021:	Removed from Same-Store in 2021:
115 Spring Street	750 Third Avenue (redevelopment)
760 Madison Avenue (redevelopment)
55 West 46th Street "Tower 46" (disposed)
605 West 42nd Street "Sky" (disposed)
635-641 Sixth Avenue (disposed)
220 East 42nd Street (sale of JV interest)
400 East 57th Street (disposed)

Supplemental Information	4	Third Quarter 2021

DEFINITIONS

Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2021

THIRD QUARTER 2021 HIGHLIGHTS Unaudited

New York, NY, October 20, 2021 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2021 of $388.2 million, or $5.75 per share, as compared to net income of $13.9 million, or $0.19 per share, for the same quarter in 2020. Net income attributable to common stockholders for the third quarter of 2021 includes $186.5 million, or $2.61 per share, of net gains recognized from the sale of real estate interests and $208.8 million, or $2.92 per share, of non-cash fair value adjustments.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2021 of $486.1 million, or $7.04 per share, as compared to net income of $185.1 million, or $2.50 per share, for the same period in 2020. Net income attributable to common stockholders for the nine months ended September 30, 2021 includes $279.9 million, or $3.83 per share, of net gains recognized from the sale of real estate interests and $209.5 million, or $2.87 per share, of non-cash fair value adjustments. Net income for the nine months ended September 30, 2020 included $163.6 million, or $2.04 per share, of net gains recognized from the sale of real estate interests.
The Company reported FFO for the quarter ended September 30, 2021 of $127.0 million, or $1.78 per share, as compared to FFO for the same period in 2020 of $135.5 million, or $1.75 per share. FFO for the third quarter of 2021 included $11.4 million, or $0.16 per share, of lease termination income related to the termination of the WeWork lease at 609 Fifth Avenue. FFO for the third quarter of 2020 included $20.2 million, or $0.26 per share, of net proceeds derived from a legal settlement.
The Company also reported FFO for the nine months ended September 30, 2021 of $373.0 million, or $5.10 per share, as compared to FFO of $443.6 million, or $5.54 per share, for the same period in 2020.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 5.7% for the third quarter of 2021, and increased 3.6% excluding lease termination income, as compared to the same period in 2020.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 1.3% for the nine months ended September 30, 2021, and increased 0.2% excluding lease termination income, as compared to the same period in 2020.
During the third quarter of 2021, the Company signed 44 office leases in its Manhattan office portfolio totaling 445,453 square feet. The average lease term on the Manhattan office leases signed in the third quarter of 2021 was 10.7 years and average tenant concessions were 8.8 months of free rent with a tenant improvement allowance of $77.63 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Thirty-two leases comprising 317,709 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.39 per rentable square foot, representing a 1.8% decrease over the previous fully escalated rents on the same office spaces.
During the first nine months of 2021, the Company signed 107 office leases in its Manhattan office portfolio totaling 1,355,908 square feet. The average lease term on the Manhattan office leases signed in the first nine months of 2021 was 7.2 years and average tenant concessions were 6.2 months of free rent with a tenant improvement allowance of $53.40 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Seventy leases comprising 770,833 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.32 per rentable square foot, representing a 1.7% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 93.1% as of September 30, 2021, inclusive of 99,764 square feet of leases signed but not yet commenced, as compared to 93.6% at the end of the previous quarter.
Significant leases that were signed in the third quarter included:
•Expansion lease with Carlyle Investment Management, Inc. for 33,924 square feet at One Vanderbilt Avenue, for 15.2 years;
•New lease with UiPath for 26,363 square feet at One Vanderbilt Avenue, for 15.0 years;
•New lease with Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, PC for 101,394 square feet at 919 Third Avenue, for 21.5 years;
•Early renewal with Grant & Eisenhofer P.A. for 14,078 square feet at 485 Lexington Avenue, for 7.7 years;
•New lease with TigerRisk Partners LLC for 13,284 square feet at 1350 Avenue of the Americas, for 4.8 years;
•New lease with Pennant Park Investment Advisors for 10,705 square feet at 1350 Avenue of the Americas, for 7.8 years; and
•New retail lease with Piano Software, Inc. for 13,092 square feet at 85 Fifth Avenue, for 12.0 years.
Investment Activity
To date in 2021, the Company has repurchased 3.8 million shares of its common stock and redeemed 0.6 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 35.3 million shares of common stock and 1.6 million OP units for a combined total of $3.2 billion under the previously announced $3.5 billion share repurchase program.
In September, the Company acquired the fee position in 1591-1597 Broadway for a purchase price of $121.0 million. The 7,684 square foot parcel, located on the northwest corner of 48th Street and Broadway, is subject to a ground lease, and sits beneath a portion of the Crowne Plaza Hotel. A third party has asserted ownership rights to the fee, which the Company is contesting.
In September, the Company acquired 690 Madison Avenue. The 7,848 SF five-story building, currently leased to Hermes, is located on the northwest corner of 62nd street along Madison Avenue’s Gold Coast, neighboring luxury retail and a collection of high-end residential, hotels

Supplemental Information	6	Third Quarter 2021

THIRD QUARTER 2021 HIGHLIGHTS Unaudited

and restaurants including 760 Madison, SL Green’s condo development project in partnership with Giorgio Armani. The property previously served as collateral for a debt and preferred equity investment.
In September, together with its joint venture partners, the Company closed on the sale of the 5.0% interest in 410 Tenth Avenue that was retained when the joint venture sold its controlling interest in the property in December 2020. This transaction generated net cash proceeds to the Company of $14.8 million.
In September, the Company closed on the previously announced sale of its interests in 400 East 57th Street for a gross asset valuation of $133.5 million. The property included 263 residential units and approximately 10,000 square feet of retail leased to essential service providers. The transaction generated net cash proceeds to the Company of $19.8 million.
In July, the Company closed on the previously announced sale of a 49% interest in 220 East 42nd Street for gross consideration of $790.1 million. SL Green retained a 51% interest in the property and will continue to oversee management and leasing of the building. The transaction generated net cash proceeds to the Company of $136.1 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $1.09 billion at September 30, 2021. The portfolio is comprised of $1.05 billion of investments, which are classified in the debt and preferred equity line item of the balance sheet, at a weighted average current yield of 7.4%, or 9.4% excluding the effect of $238.7 million of investments that are on non-accrual, and mortgage investments aggregating $0.04 billion at a weighted average current yield of 3.6% that are included in other balance sheet line items for accounting purposes.
Guidance
The Company is revising its earnings guidance ranges, resulting in an increase to the midpoint of those ranges for the year ending December 31, 2021 to net income per share of $7.21 to $7.41, and FFO per share of $6.45 to $6.65, as compared to the previous guidance range of net income per share of $0.20 to $0.60 and FFO per share of $6.30 to $6.70 per share.
Dividends
In the third quarter of 2021, the Company declared:
•Three monthly dividends on its outstanding common stock of $0.3033 per share which were paid on August 16, September 15, and October 15, 2021, equating to an annualized dividend of $3.64 per share of common stock; and
•Quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2021 through and including October 14, 2021, which was paid on October 15, 2021 and is the equivalent of an annualized dividend of $1.625 per share.
Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 6, 2021. The Company’s presentation, led by Marc Holliday, Chairman and Chief Executive Officer, Andrew Mathias, President, and Matt DiLiberto, Chief Financial Officer, will begin at 9:30 AM ET.
The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at http://slgreen.com on the day of the conference.
An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 21, 2021, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.” The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 8382966.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 8382966. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	7	Third Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted (1)	$5.75	$1.51	$(0.11)	$2.41	$0.19
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.78	$1.60	$1.73	$1.59	$1.80
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.78	$1.60	$1.73	$1.56	$1.75

Common Share Price & Dividends
Closing price at the end of the period (1)	$70.84	$80.00	$69.99	$61.32	$47.72
Closing high price during period (1)	$81.72	$85.17	$77.76	$65.76	$52.74
Closing low price during period (1)	$67.23	$69.52	$58.13	$42.87	$45.11
Annual dividend per common share	$3.64	$3.64	$3.64	$3.64	$3.54

FFO payout ratio (trailing 12 months)	54.6%	54.5%	53.3%	50.3%	48.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	67.0%	63.4%	59.5%	62.0%	59.3%

Common Shares & Units
Common shares outstanding (1)	66,865	67,880	69,354	68,508	70,969
Units outstanding	3,888	3,808	4,156	3,939	4,027
Total common shares and units outstanding	70,753	71,688	73,510	72,447	74,996

Weighted average common shares and units outstanding - basic (1)	70,674	73,073	73,158	74,072	74,972
Weighted average common shares and units outstanding - diluted (1)	71,487	73,727	74,070	75,163	75,414
Weighted average common shares and units outstanding - pro forma (2)	71,487	73,727	74,070	76,575	77,491

Market Capitalization
Market value of common equity	$5,012,143	$5,735,040	$5,144,965	$4,442,450	$3,578,809
Liquidation value of preferred equity/units	428,503	428,503	428,503	432,169	432,169
Consolidated debt	4,149,894	4,725,996	5,349,310	4,963,249	5,466,849
Consolidated market capitalization	$9,590,540	$10,889,539	$10,922,778	$9,837,868	$9,477,827
SLG share of unconsolidated JV debt	5,789,668	5,558,666	4,422,585	4,672,371	4,588,930
Market capitalization including SLG share of unconsolidated JVs	$15,380,208	$16,448,205	$15,345,363	$14,510,239	$14,066,757

Consolidated debt service coverage (trailing 12 months)	3.73x	3.60x	3.61x	3.54x	3.52x
Consolidated fixed charge coverage (trailing 12 months)	2.89x	2.83x	2.85x	2.82x	2.83x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.36x	2.37x	2.41x	2.41x	2.44x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.00x	2.01x	2.04x	2.06x	2.08x

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data presented here for the periods ending 12/31/20 and 9/30/20 have been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	8	Third Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2021		6/30/2021	3/31/2021	12/31/2020	9/30/2020

Selected Balance Sheet Data
Real estate assets before depreciation	$7,492,810		$7,664,414	$7,830,574	$7,355,079	$9,021,490
Investments in unconsolidated joint ventures	$3,028,084		$3,209,151	$3,698,701	$3,823,322	$2,946,673
Debt and preferred equity investments	$1,052,110		$1,072,711	$1,097,202	$1,076,542	$1,153,363
Cash and cash equivalents	$257,941		$218,337	$304,999	$266,059	$221,404
Investment in marketable securities	$34,428		$32,339	$23,784	$28,570	$27,734

Total assets	$10,855,859		$11,166,164	$12,044,045	$11,707,567	$12,324,039

Fixed rate & hedged debt	$3,577,313		$3,930,094	$3,932,789	$3,135,572	$3,338,268
Variable rate debt	572,581	(1)	795,902	1,416,521	1,827,677	2,128,581
Total consolidated debt	$4,149,894		$4,725,996	$5,349,310	$4,963,249	$5,466,849
Deferred financing costs, net of amortization	(15,004)		(26,820)	(30,558)	(34,521)	(47,677)
Total consolidated debt, net	$4,134,890		$4,699,176	$5,318,752	$4,928,728	$5,419,172

Total liabilities	$5,212,404		$5,798,703	$6,535,798	$6,211,341	$6,634,385

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$7,892,032		$8,287,100	$6,155,058	$5,632,531	$5,837,841
Variable rate debt, including SLG share of unconsolidated JV debt	2,047,530	(1)	1,997,562	3,616,837	4,003,089	4,217,938
Total debt, including SLG share of unconsolidated JV debt	$9,939,562		$10,284,662	$9,771,895	$9,635,620	$10,055,779

Selected Operating Data
Property operating revenues	$155,363		$184,611	$188,089	$190,391	$195,515
Property operating expenses	(79,380)		(94,358)	(94,434)	(93,909)	(96,405)
Property NOI	$75,983		$90,253	$93,655	$96,482	$99,110
SLG share of unconsolidated JV Property NOI	90,507		85,492	86,483	78,378	82,384
Property NOI, including SLG share of unconsolidated JV Property NOI	$166,490		$175,745	$180,138	$174,860	$181,494
Investment income	20,072		20,107	19,273	18,699	22,988
Other income	29,766		13,389	18,740	25,808	31,341
Marketing general & administrative expenses	(23,477)		(22,064)	(22,885)	(25,144)	(23,602)
SLG share of investment income and other income from unconsolidated JVs	2,294		1,163	2,642	2,041	4,814
Income taxes	(6)		795	708	(859)	—
Transaction costs, including SLG share of unconsolidated JVs	(190)		(3)	(22)	(20)	(45)
Loan loss and other investment reserves, net of recoveries	—		—	—	(8,280)	(8,957)
EBITDAre	$194,949		$189,132	$198,594	$187,105	$208,033

(1) Does not reflect $281.5 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Third Quarter 2021

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020

Selected Operating Data
Property operating revenues	$150,476	$178,877	$183,701	$184,227	$189,263
Property operating expenses	72,513	84,307	87,056	87,966	88,115
Property NOI	$77,963	$94,570	$96,645	$96,261	$101,148

Other income - consolidated	$14,656	$2,700	$11,748	$2,575	$20,975

SLG share of property NOI from unconsolidated JVs	$90,510	$85,491	$86,483	$78,379	$82,384

Office Portfolio Statistics (Manhattan Operating Properties )
Consolidated office buildings in service	14	16	18	18	18
Unconsolidated office buildings in service	10	9	9	11	11
	24	25	27	29	29

Consolidated office buildings in service - square footage	8,499,045	10,259,345	10,526,345	10,681,045	10,647,191
Unconsolidated office buildings in service - square footage	12,004,183	10,869,183	10,869,183	11,841,483	11,841,483
	20,503,228	21,128,528	21,395,528	22,522,528	22,488,674

Same-Store office occupancy (consolidated + JVs)	92.6%	93.4%	93.7%	93.5%	93.8%
Same-Store office occupancy inclusive of leases signed not yet commenced	93.1%	93.6%	94.1%	94.3%	95.1%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	16	17	21	16	25
Renewal leases commenced	14	13	7	12	18
Total office leases commenced	30	30	28	28	43

Commenced office square footage filling vacancy	44,692	45,922	216,182	42,262	44,168
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	149,421	199,341	292,625	473,133	305,811
Total office square footage commenced	194,113	245,263	508,807	515,395	349,979

Average starting cash rent psf - office leases commenced	$64.93	$77.42	$56.64	$61.66	$67.54
Previous escalated cash rent psf - office leases commenced (3)	$67.18	$78.90	$60.33	$63.08	$67.29
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(3.3)%	(1.9)%	(6.1)%	(2.3)%	0.4%
Average lease term	5.4	5.1	8.1	8.0	6.5
Tenant concession packages psf	$15.47	$20.99	$70.04	$48.13	$38.49
Free rent months	4.2	4.3	6.0	5.5	6.7

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Third Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2021		6/30/2021	3/31/2021	12/31/2020	9/30/2020
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,489,101		$1,403,399	$1,445,199	$1,315,832	$1,639,118
Building and improvements	3,828,052		4,088,659	4,096,930	4,168,193	5,483,155
Building leasehold and improvements	1,649,796		1,642,595	1,730,418	1,448,134	1,442,251
Right of use asset - financing leases	27,445		27,445	55,711	55,711	75,711
Right of use asset - operating leases	498,416		502,316	502,316	367,209	381,255
	7,492,810		7,664,414	7,830,574	7,355,079	9,021,490
Less: accumulated depreciation	(1,904,465)		(2,008,438)	(2,004,945)	(1,956,077)	(2,260,247)
Net real estate	5,588,345		5,655,976	5,825,629	5,399,002	6,761,243

Other real estate investments:
Investment in unconsolidated joint ventures	3,028,084		3,209,151	3,698,701	3,823,322	2,946,673
Debt and preferred equity investments, net	1,052,110	(1)	1,072,711	1,097,202	1,076,542	1,153,363

Assets held for sale, net	—		—	—	—	—
Cash and cash equivalents	257,941		218,337	304,999	266,059	221,404
Restricted cash	87,992		98,164	96,608	106,736	83,045
Investment in marketable securities	34,428		32,339	23,784	28,570	27,734
Tenant and other receivables	44,964		40,147	42,505	44,507	72,806
Related party receivables	35,674		36,430	34,310	34,657	31,936
Deferred rents receivable	254,277		304,140	304,420	302,791	304,673
Deferred costs, net	124,637		161,962	170,252	177,168	206,289
Other assets	347,407		336,807	445,635	448,213	514,873

Total Assets	$10,855,859		$11,166,164	$12,044,045	$11,707,567	$12,324,039

(1) Excludes debt and preferred equity investments totaling $35.0 million that are included in other balance sheet line items.

Supplemental Information	11	Third Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Liabilities
Mortgages and other loans payable	$1,428,734	$1,874,592	$1,867,663	$2,001,361	$2,424,721
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	901,160	1,251,404	1,251,647	1,251,888	1,252,128
Revolving credit facility	220,000	—	630,000	110,000	190,000
Deferred financing costs	(15,004)	(26,820)	(30,558)	(34,521)	(47,677)
Total debt, net of deferred financing costs	4,034,890	4,599,176	5,218,752	4,828,728	5,319,172
Accrued interest	20,777	13,771	22,796	14,825	23,438
Accounts payable and accrued expenses	137,946	126,929	120,015	151,309	152,983
Deferred revenue	120,567	114,536	119,215	118,572	117,615
Lease liability - financing leases	125,168	124,808	152,622	152,521	174,983
Lease liability - operating leases	437,357	443,313	455,385	339,458	358,419
Dividends and distributions payable	23,958	24,407	24,924	149,294	25,486
Security deposits	54,366	54,797	54,181	53,836	56,212
Liabilities related to assets held for sale	—	—	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	157,375	196,966	267,908	302,798	306,077
Total liabilities	5,212,404	5,798,703	6,535,798	6,211,341	6,634,385

Noncontrolling interest in operating partnership
(3,888 units outstanding) at 9/30/2021	362,737	355,201	374,124	358,262	353,480
Preferred units	198,503	198,503	198,503	202,169	202,169

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 67,926
issued and outstanding at 9/30/2021, including 1,061 shares held in treasury	680	690	705	716	741
Additional paid–in capital	3,774,119	3,823,290	3,913,258	3,862,949	3,998,516
Treasury stock	(126,160)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(60,597)	(66,863)	(18,897)	(67,247)	(76,200)
Retained earnings	1,258,232	934,132	918,077	1,015,462	1,035,172
Total SL Green Realty Corp. stockholders' equity	5,068,206	4,789,132	4,911,026	4,909,763	5,056,112

Noncontrolling interest in other partnerships	14,009	24,625	24,594	26,032	77,893

Total equity	5,082,215	4,813,757	4,935,620	4,935,795	5,134,005

Total Liabilities and Equity	$10,855,859	$11,166,164	$12,044,045	$11,707,567	$12,324,039

Supplemental Information	12	Third Quarter 2021

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2021	2020	2021	2021	2020
Revenues
Rental revenue, net	$142,703	$173,536	$163,916	$469,429	$543,140
Escalation and reimbursement revenues	12,660	21,979	20,695	58,634	70,892
Investment income	20,072	22,988	20,107	59,452	101,464
Other income	29,766	31,341	13,389	61,895	102,350
Total Revenues, net	205,201	249,844	218,107	649,410	817,846

Expenses
Operating expenses	40,684	45,910	43,883	126,851	140,673
Operating lease rent	6,557	6,973	6,707	20,003	22,171
Real estate taxes	32,139	43,522	43,768	121,318	131,805
Loan loss and other investment reserves, net of recoveries	—	8,957	—	—	27,018
Transaction related costs	190	45	3	215	483
Marketing, general and administrative	23,477	23,602	22,064	68,426	66,682
Total Operating Expenses	103,047	129,009	116,425	336,813	388,832

Equity in net loss from unconsolidated joint ventures	(15,487)	(432)	(12,970)	(31,321)	(15,445)

Operating Income	86,667	120,403	88,712	281,276	413,569

Interest expense, net of interest income	14,807	23,536	18,960	57,155	91,100
Amortization of deferred financing costs	2,345	3,151	3,386	9,505	8,312
Depreciation and amortization	49,277	92,516	57,261	169,534	256,736

Income from Continuing Operations (1)	20,238	1,200	9,105	45,082	57,421

Gain on sale of real estate and discontinued operations	187,766	26,104	98,960	285,338	163,624
Equity in net (loss) gain on sale of joint venture interest / real estate	(1,280)	—	8,471	(5,438)	—
Purchase price and other fair value adjustments	208,810	—	(1,947)	209,527	—
Depreciable real estate reserves	—	(6,627)	2,545	(5,696)	(6,627)
Net Income	415,534	20,677	117,134	528,813	214,418

Net income attributable to noncontrolling interests	(21,768)	(1,216)	(6,242)	(26,035)	(11,218)
Dividends on preferred units	(1,823)	(1,864)	(1,823)	(5,492)	(6,883)

Net Income Attributable to SL Green Realty Corp	391,943	17,597	109,069	497,286	196,317

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income Attributable to Common Stockholders	$388,205	$13,859	$105,332	$486,073	$185,104

Earnings per share - Net income per share (basic) (2)	$5.77	$0.19	$1.52	$7.08	$2.51
Earnings per share - Net income per share (diluted) (2)	$5.75	$0.19	$1.51	$7.04	$2.50
(1) Before gain on sale and equity in net gain (loss) and depreciable real estate reserves shown below.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. 2020 basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	Third Quarter 2021

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2021	2020	2021	2021	2020
Funds from Operations
Net Income Attributable to Common Stockholders	$388,205	$13,859	$105,332	$486,073	$185,104

Depreciation and amortization	49,277	92,516	57,261	169,534	256,736
Joint ventures depreciation and noncontrolling interests adjustments	61,733	47,884	59,485	176,920	149,309
Net income attributable to noncontrolling interests	21,768	1,216	6,242	26,035	11,218
Gain on sale of real estate and discontinued operations	(187,766)	(26,104)	(98,960)	(285,338)	(163,624)
Equity in net loss (gain) on sale of joint venture property / real estate	1,280	—	(8,471)	5,438	—
Purchase price and other fair value adjustments	(206,779)	—	—	(209,443)	—
Depreciable real estate reserves	—	6,627	(2,545)	5,696	6,627
Non-real estate depreciation and amortization	(754)	(538)	(672)	(1,953)	(1,797)
Funds From Operations	$126,964	$135,460	$117,672	$372,962	$443,573

Funds From Operations - Basic per Share (1)	$1.79	$1.80	$1.60	$5.14	$5.71

Funds From Operations - Diluted per Share (1)	$1.78	$1.80	$1.60	$5.10	$5.69

Funds From Operations - Pro forma per Share (2)	$1.78	$1.75	$1.60	$5.10	$5.54

Funds Available for Distribution
FFO	$126,964	$135,460	$117,672	$372,962	$443,573

Non real estate depreciation and amortization	754	538	672	1,953	1,797
Amortization of deferred financing costs	2,345	3,151	3,386	9,505	8,312
Non-cash deferred compensation	11,549	9,381	11,076	35,590	30,943
FAD adjustment for joint ventures	(23,968)	(10,811)	(17,018)	(64,067)	(35,728)
Straight-line rental income and other non-cash adjustments	(2,788)	6,647	(7,632)	(11,303)	(29,708)
Second cycle tenant improvements	(6,106)	(9,019)	(8,753)	(17,782)	(38,803)
Second cycle leasing commissions	(2,204)	(1,051)	(3,384)	(5,596)	(5,956)
Revenue enhancing recurring CAPEX	(420)	(90)	(803)	(1,453)	(557)
Non-revenue enhancing recurring CAPEX	(5,402)	(4,267)	(5,156)	(12,977)	(13,136)
Reported Funds Available for Distribution	$100,724	$129,939	$90,060	$306,832	$360,737

First cycle tenant improvements	$12	$1,338	$93	$1,366	$5,778
First cycle leasing commissions	$174	$172	$15	$324	$1,981
Development costs	$36,749	$13,977	$36,472	$88,400	$50,768
Redevelopment costs	$3,276	$52,261	$4,428	$9,312	$122,957
Capitalized interest	$20,141	$20,677	$20,671	$58,395	$57,528

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	14	Third Quarter 2021

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2020	$221,932	$716	$3,862,949	$(124,049)	$1,015,462	$26,032	$(67,247)	$4,935,795

Net income					497,286	(2,454)		494,832
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.73 per common share)					(186,584)			(186,584)
Cash distributions to noncontrolling interests						(5,403)		(5,403)
Issuance of stock dividend and reverse stock split			123,529	(2,111)	2,111			123,529
Other comprehensive income - unrealized gain on derivative instruments							19,650	19,650
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(13,294)	(13,294)
Other comprehensive income - unrealized gain on marketable securities							294	294
DRSPP proceeds			613					613
Repurchases of common stock		(38)	(235,221)		(41,585)			(276,844)
Contributions to consolidated joint ventures						310		310
Sale of interest in partially owned entity						(4,476)		(4,476)
Reallocation of noncontrolling interests in the Operating Partnership					(17,245)			(17,245)
Deferred compensation plan and stock awards, net		2	22,249					22,251
Balance at September 30, 2021	$221,932	$680	$3,774,119	$(126,160)	$1,258,232	$14,009	$(60,597)	$5,082,215

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2020 (1)	68,508,127	3,938,823	—	72,446,950

YTD share activity	(1,642,711)	(50,789)	—	(1,693,500)
Share Count at September 30, 2021	66,865,416	3,888,034	—	70,753,450

Weighting factor	1,750,392	135,981	446,797	2,333,170
Weighted Average Share Count at September 30, 2021 - Diluted	68,615,808	4,024,015	446,797	73,086,620

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 common shares outstanding have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	15	Third Quarter 2021

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2021		June 30, 2021		March 31, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,691,322	$1,899,522	$3,702,546	$1,898,985	$3,981,820	$1,951,554
Building and improvements	11,429,011	6,071,712	11,061,324	5,860,726	11,401,089	5,864,323
Building leasehold and improvements	434,512	208,177	433,210	207,917	431,824	207,640
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	231,553	115,776	231,553	115,776	231,553	115,776
	16,527,230	8,640,676	16,169,465	8,428,893	16,787,118	8,484,782
Less: accumulated depreciation	(1,806,507)	(864,740)	(1,580,864)	(746,880)	(1,543,787)	(710,437)
Net real estate	14,720,723	7,775,936	14,588,601	7,682,013	15,243,331	7,774,345

Cash and cash equivalents	247,853	118,094	638,797	395,531	217,530	96,217
Restricted cash	543,849	358,953	640,224	433,381	100,223	50,105
Tenant and other receivables	39,069	13,966	34,590	12,070	37,740	12,499
Deferred rents receivable	467,060	244,577	390,539	201,485	374,462	188,954
Deferred costs, net	264,877	155,585	223,898	133,156	210,164	122,354
Other assets	1,575,606	735,914	1,645,874	767,508	1,740,281	810,220
Total Assets	$17,859,037	$9,403,025	$18,162,523	$9,625,144	$17,923,731	$9,054,694

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $139,427 at 9/30/2021, of which $80,971 is SLG share	$11,023,009	$5,708,696	$10,581,104	$5,475,491	$9,414,923	$4,376,658
Accrued interest	27,841	12,085	22,638	8,462	26,244	10,569
Accounts payable and accrued expenses	170,436	75,005	218,010	108,339	223,559	109,309
Deferred revenue	1,216,079	545,643	1,250,116	557,873	1,311,191	581,277
Lease liability - financing leases	744,220	346,678	744,020	346,682	743,804	346,677
Lease liability - operating leases	238,089	119,045	239,966	119,983	241,819	120,909
Security deposits	23,632	11,801	18,967	9,869	20,306	9,601
Other liabilities	86,392	59,800	90,446	62,464	103,290	71,500
Equity	4,329,339	2,524,272	4,997,256	2,935,981	5,838,595	3,428,194
Total Liabilities and Equity	$17,859,037	$9,403,025	$18,162,523	$9,625,144	$17,923,731	$9,054,694

Supplemental Information	16	Third Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2021		June 30, 2021		September 30, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$268,300	$130,025	$248,874	$116,595	$243,736	$114,602
Escalation and reimbursement revenues	39,868	18,612	35,851	15,910	39,768	18,967
Investment income	1,242	310	1,228	314	1,264	314
Other income	4,878	1,984	3,235	849	8,161	4,500
Total Revenues, net	314,288	150,931	289,188	133,668	292,929	138,383

Loss on early extinguishment of debt	(1,158)	(748)	(1,326)	(941)	—	—

Expenses
Operating expenses	54,157	27,078	42,410	19,677	44,650	21,035
Operating lease rent	5,644	2,824	5,643	2,824	6,385	3,194
Real estate taxes	58,367	28,228	54,015	24,512	56,459	26,956
Total Operating Expenses	118,168	58,130	102,068	47,013	107,494	51,185

Operating Income	194,962	92,053	185,794	85,714	185,435	87,198

Interest expense, net of interest income	90,710	41,865	79,129	34,274	79,723	34,128
Amortization of deferred financing costs	10,661	4,766	7,204	3,545	5,575	2,232
Depreciation and amortization	119,537	60,111	116,956	58,537	103,262	49,534
Net Loss	(25,946)	(14,689)	(17,495)	(10,642)	(3,125)	1,304

Real estate depreciation	119,530	60,111	116,715	58,490	102,975	49,477
FFO Contribution	$93,584	$45,422	$99,220	$47,848	$99,850	$50,781

FAD Adjustments:
Non real estate depreciation and amortization	$7	$—	$241	$47	$287	$57
Amortization of deferred financing costs	10,661	4,766	7,204	3,545	5,575	2,232
Straight-line rental income and other non-cash adjustments	(36,785)	(21,007)	(30,338)	(18,226)	(12,977)	(6,880)
Second cycle tenant improvement	(2,325)	(1,144)	(1,703)	(958)	(6,263)	(3,439)
Second cycle leasing commissions	(9,205)	(4,570)	(1,414)	(752)	(2,145)	(1,183)
Revenue enhancing recurring CAPEX	(220)	(23)	(270)	(12)	(537)	(201)
Non-revenue enhancing recurring CAPEX	(3,632)	(1,990)	(1,195)	(662)	(2,721)	(1,397)
Total FAD Adjustments	$(41,499)	$(23,968)	$(27,475)	$(17,018)	$(18,781)	$(10,811)

First cycle tenant improvement	$105	$49	$2,519	$1,242	$4,886	$1,465
First cycle leasing commissions	$1,238	$449	$47	$14	$50	$24
Development costs	$85,200	$54,619	$129,346	$80,107	$115,223	$78,640
Redevelopment costs	$1,165	$608	$5,514	$2,781	$845	$406
Capitalized interest	$11,044	$6,156	$10,307	$6,410	$9,022	$6,160

Supplemental Information	17	Third Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2021		September 30, 2020

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$767,145	$361,955	$715,530	$322,702
Escalation and reimbursement revenues	118,657	52,846	112,015	52,068
Investment income	3,685	920	3,752	931
Other income	15,530	5,179	15,670	8,740
Total Revenues, net	905,017	420,900	846,967	384,441

Loss on early extinguishment of debt	(2,484)	(1,689)	—	—

Expenses
Operating expenses	142,800	66,636	131,578	58,377
Operating lease rent	16,931	8,472	18,947	9,293
Real estate taxes	166,974	77,211	161,566	74,019
Total Operating Expenses	326,705	152,319	312,091	141,689

Operating Income	575,828	266,892	534,876	242,752

Interest expense, net of interest income	248,588	109,566	245,685	102,619
Amortization of deferred financing costs	24,249	11,196	15,197	5,612
Depreciation and amortization	351,372	173,923	300,700	141,625
Net Loss	(48,381)	(27,793)	(26,706)	(7,104)

Real estate depreciation	350,837	173,819	299,839	141,455
FFO Contribution	$302,456	$146,026	$273,133	$134,351

FAD Adjustments:
Non real estate depreciation and amortization	$535	$104	$861	$170
Amortization of deferred financing costs	24,249	11,196	15,197	5,612
Straight-line rental income and other non-cash adjustments	(100,306)	(59,506)	(45,399)	(25,219)
Second cycle tenant improvement	(7,447)	(3,813)	(15,058)	(7,596)
Second cycle leasing commissions	(15,288)	(8,119)	(8,524)	(4,438)
Revenue enhancing recurring CAPEX	(526)	(350)	(2,398)	(771)
Non-revenue enhancing recurring CAPEX	(6,553)	(3,579)	(5,817)	(3,486)
Total FAD Adjustments	$(105,336)	$(64,067)	$(61,138)	$(35,728)

First cycle tenant improvement	$3,205	$1,449	$18,616	$7,641
First cycle leasing commissions	$1,292	$463	$316	$143
Development costs	$327,117	$206,471	$366,997	$257,425
Redevelopment costs	$6,805	$3,441	$2,610	$1,264
Capitalized interest	$31,574	$19,031	$25,641	$17,961

Supplemental Information	18	Third Quarter 2021

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2021	2020	2021	2021	2020

Net Operating Income (1)	$84,792	$102,749	$95,785	$282,221	$331,614
SLG share of NOI from unconsolidated JVs	91,632	83,549	86,704	266,023	236,457
NOI, including SLG share of unconsolidated JVs	176,424	186,298	182,489	548,244	568,071
Partners' share of NOI - consolidated JVs	54	(638)	133	283	(2,253)
NOI - SLG share	$176,478	$185,660	$182,622	$548,527	$565,818

NOI, including SLG share of unconsolidated JVs	$176,424	$186,298	$182,489	$548,244	$568,071
Free rent (net of amortization)	(9,608)	(6,055)	(11,726)	(35,262)	(14,434)
Amortization of acquired above and below-market leases, net	(4,600)	(4,541)	(2,932)	(9,942)	(15,037)
Straight-line revenue adjustment	(8,454)	(5,499)	(6,205)	(20,066)	(17,133)
Straight-line tenant credit loss	268	3,405	(3,257)	(794)	11,209
Operating lease straight-line adjustment	476	806	476	1,430	2,479
Cash NOI, including SLG share of unconsolidated JVs	154,506	174,414	158,845	483,610	535,155
Partners' share of cash NOI - consolidated JVs	51	(402)	130	273	(1,699)
Cash NOI - SLG share	$154,557	$174,012	$158,975	$483,883	$533,456

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$142,665	$133,411	$444,311	$406,391
Retail Operating Properties	7,269	7,001	21,840	20,857
Residential Operating Properties	(13)	26	(252)	(70)
Suburban Operating Properties	2,233	2,213	6,927	6,801
Development/Redevelopment	19,512	7,122	57,525	31,901
Total Operating and Development	171,666	149,773	530,351	465,880
Property Dispositions (2)	54	24	12,096	11,953
Other (3)	4,758	4,760	6,080	6,050
Total	$176,478	$154,557	$548,527	$483,883

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Third Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$122,272	$130,660	(6.4)%	$125,360	$369,687	$385,715	(4.2)%
Escalation & reimbursement revenues	11,398	14,884	(23.4)%	13,664	40,608	48,264	(15.9)%
Other income	2,115	356	494.1%	1,195	3,367	11,516	(70.8)%
Total Revenues	135,785	145,900	(6.9)%	140,219	413,662	445,495	(7.1)%

Expenses
Operating expenses	$31,549	$31,547	0.0%	$27,492	$87,194	$92,495	(5.7)%
Operating lease rent	6,225	6,232	(0.1)%	6,225	18,675	19,928	(6.3)%
Real estate taxes	28,423	33,238	(14.5)%	33,768	95,922	97,972	(2.1)%
Total Operating Expenses	$66,197	$71,017	(6.8)%	$67,485	$201,791	$210,395	(4.1)%

Operating Income	$69,588	$74,883	(7.1)%	$72,734	$211,871	$235,100	(9.9)%

Interest expense & amortization of financing costs	$12,858	$13,239	(2.9)%	$13,009	$38,834	$39,534	(1.8)%
Depreciation & amortization	40,356	42,140	(4.2)%	40,345	121,769	132,713	(8.2)%

Income before noncontrolling interest	$16,374	$19,504	(16.0)%	$19,380	$51,268	$62,853	(18.4)%
Real estate depreciation & amortization	40,348	42,122	(4.2)%	40,327	121,726	132,660	(8.2)%
FFO Contribution	$56,722	$61,626	(8.0)%	$59,707	$172,994	$195,513	(11.5)%

Non–building revenue	(250)	(156)	60.3%	(86)	(380)	(705)	(46.1)%

Interest expense & amortization of financing costs	12,858	13,239	(2.9)%	13,009	38,834	39,534	(1.8)%
Non-real estate depreciation	8	18	(55.6)%	18	43	53	(18.9)%
NOI	$69,338	$74,727	(7.2)%	$72,648	$211,491	$234,395	(9.8)%

Cash Adjustments
Free rent (net of amortization)	$(2,361)	$(5,903)	(60.0)%	$(2,825)	$(8,765)	$(11,308)	(22.5)%
Straight-line revenue adjustment	995	383	159.8%	335	2,783	2,195	26.8%
Amortization of acquired above and below-market leases, net	(100)	(630)	(84.1)%	(100)	(295)	(3,058)	(90.4)%
Operating lease straight-line adjustment	245	245	—%	245	734	777	(5.5)%
Straight-line tenant credit loss	95	1,113	(91.5)%	(1,963)	(504)	5,431	(109.3)%
Cash NOI	$68,212	$69,935	(2.5)%	$68,340	$205,444	$228,432	(10.1)%

Lease termination income	(1,856)	(195)	851.8%	(1,095)	(2,956)	(10,785)	(72.6)%
Cash NOI excluding lease termination income	$66,356	$69,740	(4.9)%	$67,245	$202,488	$217,647	(7.0)%

Operating Margins
NOI to real estate revenue, net	51.2%	51.3%		51.8%	51.2%	52.7%
Cash NOI to real estate revenue, net	50.3%	48.0%		48.8%	49.7%	51.4%

NOI before operating lease rent/real estate revenue, net	55.8%	55.5%		56.3%	55.7%	57.2%
Cash NOI before operating lease rent/real estate revenue, net	54.7%	52.1%		53.0%	54.1%	55.7%

Supplemental Information	20	Third Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$107,816	$98,118	9.9%	$104,172	$317,044	$297,356	6.6%
Escalation & reimbursement revenues	16,491	16,831	(2.0)%	15,935	50,662	50,385	0.5%
Other income	1,369	2,542	(46.1)%	1,020	3,240	3,843	(15.7)%
Total Revenues	$125,676	$117,491	7.0%	$121,127	$370,946	$351,584	5.5%

Expenses
Operating expenses	$19,283	$17,156	12.4%	$15,993	$53,119	$51,133	3.9%
Operating lease rent	2,824	2,824	—%	2,824	8,472	8,551	(0.9)%
Real estate taxes	22,641	23,041	(1.7)%	24,114	70,672	69,026	2.4%
Total Operating Expenses	$44,748	$43,021	4.0%	$42,931	$132,263	$128,710	2.8%

Operating Income	$80,928	$74,470	8.7%	$78,196	$238,683	$222,874	7.1%

Interest expense & amortization of financing costs	$33,327	$33,694	(1.1)%	$29,303	$99,251	$105,034	(5.5)%
Depreciation & amortization	46,756	43,776	6.8%	47,241	143,125	129,300	10.7%

Income (loss) before noncontrolling interest	$845	$(3,000)	(128.2)%	$1,652	$(3,693)	$(11,460)	(67.8)%
Real estate depreciation & amortization	46,756	43,776	6.8%	47,241	143,124	129,299	10.7%
FFO Contribution	$47,601	$40,776	16.7%	$48,893	$139,431	$117,839	18.3%

Non–building revenue	(199)	(2,529)	(92.1)%	(769)	(1,785)	(3,643)	(51.0)%

Interest expense & amortization of financing costs	33,327	33,694	(1.1)%	29,303	99,251	105,034	(5.5)%
Non-real estate depreciation	—	—	—%	—	1	1	—%
NOI	$80,729	$71,941	12.2%	$77,427	$236,898	$219,231	8.1%

Cash Adjustments
Free rent (net of amortization)	$2,923	$(74)	(4,050.0)%	$1,189	$1,501	$(2,138)	(170.2)%
Straight-line revenue adjustment	(4,874)	(4,868)	0.1%	(2,711)	(13,047)	(14,552)	(10.3)%
Amortization of acquired above and below-market leases, net	(4,876)	(3,806)	28.1%	(4,824)	(14,010)	(11,436)	22.5%
Operating lease straight-line adjustment	232	232	—%	232	697	826	(15.6)%
Straight-line tenant credit loss	179	1,432	(87.5)%	(630)	389	3,172	(87.7)%
Cash NOI	$74,313	$64,857	14.6%	$70,683	$212,428	$195,103	8.9%

Lease termination income	(1,217)	(7)	17,285.7%	(247)	(1,471)	(186)	690.9%
Cash NOI excluding lease termination income	$73,096	$64,850	12.7%	$70,436	$210,957	$194,917	8.2%

Operating Margins
NOI to real estate revenue, net	64.3%	62.6%		64.3%	64.2%	63.0%
Cash NOI to real estate revenue, net	59.2%	56.4%		58.7%	57.5%	56.1%

NOI before operating lease rent/real estate revenue, net	66.6%	65.0%		66.7%	66.5%	65.5%
Cash NOI before operating lease rent/real estate revenue, net	61.3%	58.7%		60.9%	59.6%	58.3%

Supplemental Information	21	Third Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$122,272	$130,660	(6.4)%	$125,360	$369,687	$385,715	(4.2)%
Escalation & reimbursement revenues	11,398	14,884	(23.4)%	13,664	40,608	48,264	(15.9)%
Other income	2,115	356	494.1%	1,195	3,367	11,516	(70.8)%
Total Revenues	$135,785	$145,900	(6.9)%	$140,219	$413,662	$445,495	(7.1)%

Equity in Net Loss from Unconsolidated Joint Ventures (1)	$845	$(3,000)	(128.2)%	$1,652	$(3,693)	$(11,460)
Expenses
Operating expenses	$31,549	$31,547	0.0%	$27,492	$87,194	$92,495	(5.7)%
Operating lease rent	6,225	6,232	(0.1)%	6,225	18,675	19,928	(6.3)%
Real estate taxes	28,423	33,238	(14.5)%	33,768	95,922	97,972	(2.1)%
Total Operating Expenses	$66,197	$71,017	(6.8)%	$67,485	$201,791	$210,395	(4.1)%

Operating Income	$70,433	$71,883	(2.0)%	$74,386	$208,178	$223,640	(6.9)%

Interest expense & amortization of financing costs	$12,858	$13,239	(2.9)%	$13,009	$38,834	$39,534	(1.8)%
Depreciation & amortization	40,356	42,140	(4.2)%	40,345	121,769	132,713	(8.2)%

Income before noncontrolling interest	$17,219	$16,504	4.3%	$21,032	$47,575	$51,393	(7.4)%
Real estate depreciation & amortization	40,348	42,122	(4.2)%	40,327	121,726	132,660	(8.2)%
Joint Ventures Real estate depreciation & amortization (1)	46,756	43,776	6.8%	47,241	143,124	129,299	10.7%
FFO Contribution	$104,323	$102,402	1.9%	$108,600	$312,425	$313,352	(0.3)%

Non–building revenue	(250)	(156)	60.3%	(86)	(380)	(705)	(46.1)%
Joint Ventures Non–building revenue (1)	(199)	(2,529)	(92.1)%	(769)	(1,785)	(3,643)	(51.0)%

Interest expense & amortization of financing costs	12,858	13,239	(2.9)%	13,009	38,834	39,534	(1.8)%
Joint Ventures Interest expense & amortization of financing costs (1)	33,327	33,694	(1.1)%	29,303	99,251	105,034	(5.5)%
Non-real estate depreciation	8	18	(55.6)%	18	43	53	(18.9)%
Joint Ventures Non-real estate depreciation (1)	—	—	—%	—	1	1	—%
NOI	$150,067	$146,668	2.3%	$150,075	$448,389	$453,626	(1.2)%

Cash Adjustments
Non-cash adjustments	$(1,126)	$(4,792)	(76.5)%	$(4,308)	$(6,047)	$(5,963)	1.4%
Joint Ventures non-cash adjustments (1)	(6,416)	(7,084)	(9.4)%	(6,744)	(24,470)	(24,128)	1.4%
Cash NOI	$142,525	$134,792	5.7%	$139,023	$417,872	$423,535	(1.3)%

Lease termination income	$(1,856)	$(195)	851.8%	$(1,095)	$(2,956)	$(10,785)	(72.6)%
Joint Ventures lease termination income (1)	(1,217)	(7)	17,285.7%	(247)	(1,471)	(186)	690.9%
Cash NOI excluding lease termination income	$139,452	$134,590	3.6%	$137,681	$413,445	$412,564	0.2%

Operating Margins
NOI to real estate revenue, net	57.5%	56.3%		57.6%	57.3%	57.2%
Cash NOI to real estate revenue, net	54.6%	51.7%		53.4%	53.4%	53.4%

NOI before operating lease rent/real estate revenue, net	61.0%	59.7%		61.1%	60.8%	60.8%
Cash NOI before operating lease rent/real estate revenue, net	57.9%	55.0%		56.7%	56.7%	56.8%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Third Quarter 2021

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2021	Current		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt			Interest (%)	9/30/2021	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
100 Church Street			100.0	$201,405	4.68%		$4,663	Jul-22		$197,784	—	Jul-22
420 Lexington Avenue			100.0	290,032	3.99%		5,375	Oct-24		272,749	—	Oct-40
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27
1080 Amsterdam			92.5	34,716	3.59%		241	Feb-27		30,549	—	Feb-27
				$1,076,153	4.30%		$10,279			$1,051,082
Unsecured fixed rate debt
Unsecured notes				499,885	3.25%		—	Oct-22		500,000	—	Oct-22
Unsecured notes				301,275	4.50%		—	Dec-22		300,000	—	Dec-22
Term loan A (swapped)				1,300,000	2.47%	(3)	—	Mar-23		1,300,000	—	Mar-23
Term loan B (swapped)				200,000	1.14%		—	Nov-24		200,000	—	Nov-24
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35
				$2,501,160	2.80%		$—			$2,500,000

	Total Fixed Rate Debt			$3,577,313	3.25%		$10,279			$3,551,082
Floating rate debt
Secured floating rate debt
609 Fifth Avenue (LIBOR + 295 bps)			100.0	$52,882	3.03%		$—	Mar-22		$52,882	—	Mar-22
185 Broadway / 7 Dey Street (LIBOR + 285 bps)			100.0	189,699	2.93%		—	Nov-22	(4)	189,699	—	Nov-23
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	1.45%		—	Sep-23		50,000	—	Sep-23
690 Madison (LIBOR + 100 bps)			100.0	60,000	1.08%			Jul-24		60,000	—	Jul-25
				$352,581	2.42%		$—			$352,581
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)				$220,000	1.08%		$—	Mar-22		$220,000	Mar-23	Mar-23
				$220,000	1.08%		$—			$220,000

	Total Floating Rate Debt			$572,581	1.91%		$—			$572,581

	Total Debt - Consolidated			$4,149,894	3.06%		$10,279			$4,123,663

	Deferred financing costs			(15,004)
	Total Debt - Consolidated, net			$4,134,890	3.06%

	Total Debt - Joint Venture, net			$5,708,696	3.19%

Total Debt including SLG share of unconsolidated JV Debt				$9,939,562	3.13%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$10,017,820	3.10%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.08% or the effective 3-month LIBOR rate at the end of the quarter of 0.13%, as applicable. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps:
Term Loan A (swapped)
Notional Value	Rate	Maturity Date
100,000,000	0.14%	Feb-22
400,000,000	0.16%	Feb-23
200,000,000	1.13%	Jul-23
100,000,000	1.16%	Jul-23
150,000,000	2.70%	Jan-24
200,000,000	2.74%	Jan-26
150,000,000	2.72%	Jan-26
(4) In October 2021, this loan was extended one year to November 2022.

Supplemental Information	23	Third Quarter 2021

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2021	Current		Principal	As-Of	Final
	Ownership	9/30/2021			Principal Amortization		Maturity		Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Jul-22
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Jul-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Oct-22
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Oct-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23
1515 Broadway	56.9	806,627	458,721	3.93%		10,670	Mar-25		419,372	—	Mar-25
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(3)	—	Jul-31		2,130,300	—	Jul-31
Stonehenge Portfolio	Various	195,685 (4)	11,268	3.50%		85	Various	(5)	10,374	—	Various
Total Fixed Rate Debt		$8,221,640	$4,314,719	3.53%	(5)	$10,755			$4,274,476
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$195,000	$97,500	2.73%		$—	Oct-21		$97,500	—	Oct-22
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395	1.53%		—	Nov-21		109,395	—	Nov-23
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.63%		—	Jan-22		6,900	Jan-23	Jan-23
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	1.81%		—	Sep-22		600,000	Sep-24	Sep-24
121 Greene Street (LIBOR + 200 bps)	50.0	13,367	6,683	2.08%		—	Nov-22		6,683	—	Nov-22
220 East 42nd (LIBOR + 275 bps)	51.0	510,000	260,100	2.83%		—	Jun-23		260,100	—	Jun-25
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	3.48%		—	Sep-23		33,431	—	Sep-23
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	2.50%		—	Dec-23		179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	32,687	6,537	2.25%		—	Jan-24		6,537	—	Jul-25
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	1.43%		—	Feb-25		121,000	—	Feb-25
One Madison Avenue (LIBOR + 335 bps)	50.5	106,049	53,555	3.60%		—	Nov-25		53,555	—	Nov-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	643	208	2.84%		14	Jun-33		2	—	Jun-33
Total Floating Rate Debt		$2,940,796	$1,474,949	2.19%	(5)	$14			$1,474,743
Total unconsolidated JV Debt		$11,162,436	$5,789,668	3.19%	(5)	$10,769			$5,749,219
	Deferred financing costs	(139,427)	(80,972)
Total unconsolidated JV Debt, net		$11,023,009	$5,708,696	3.19%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.08%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.
(4) Comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(5) Calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt
Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,577,313
Total Debt / Total Assets	37.8%	Less than 60%					SLG Share of JV		4,314,719
Fixed Charge Coverage	2.46x	Greater than 1.4x				Total Fixed Rate Debt			$7,892,032	79.4%
Maximum Secured Indebtedness	14.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	45.0%	Less than 60%				Floating Rate Debt

Unsecured Notes Covenants							Consolidated		$572,581
	Actual	Required					SLG Share of JV		1,474,949
Total Debt / Total Assets	35.3%	Less than 60%							2,047,530	20.6%
Secured Debt / Total Assets	16.7%	Less than 40%			Floating Rate DPE and Other Investments				(281,494)	(2.8)%
Debt Service Coverage	2.90x	Greater than 1.5x				Total Floating Rate Debt			$1,766,036	17.8%
Unencumbered Assets / Unsecured Debt	308.8%	Greater than 150%				Total Debt			$9,939,562

Supplemental Information	24	Third Quarter 2021

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2021 Scheduled		2022 Scheduled		2023 Scheduled		2024 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment		Cash Payment		Cash Payment		Cash Payment		Liabilities (1)	Expiration (2)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909		$6,909		$6,909		$6,909		$91,763	2043
SL Green Headquarters at One Vanderbilt	71.0	—	(3)(4)	695	(3)(4)	1,398	(3)(4)	1,695	(3)	91,307	2048
625 Madison Avenue	100.0	4,613		2,306	(5)	—	(5)	—	(5)	3,405	2054
420 Lexington Avenue	100.0	11,199		11,199		11,199		11,199		177,836	2080
711 Third Avenue	100.0	5,500	(3)	5,500	(3)	5,500	(3)	5,500	(3)	50,180	2083
885 Third Avenue	100.0	759		759		759		759		15,338	2080
1080 Amsterdam Avenue	92.5	290		290		290		306		7,528	2111
Total		$29,270		$27,658		$26,055		$26,368		$437,357

Financing Leases
1080 Amsterdam Avenue	92.5	$404		$404		$404		$426		$22,581	2111
15 Beekman	100.0	3,041		3,087		3,133		3,180		102,587	2119	(6)
Total		$3,445		$3,491		$3,537		$3,606		$125,168

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,659		$1,790		$1,790		$1,790		$17,145	2053
650 Fifth Avenue (Floors b-3)	50.0	1,428		1,441		1,458		1,569		31,117	2062
1560 Broadway	50.0	6,861		6,861		6,935		7,272		70,783	2114
Total		$9,948		$10,092		$10,183		$10,631		$119,045

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695		$6,695		$6,786		$7,364		$99,684	2062
One Vanderbilt Avenue Garage	71.0	203		205		207		209		3,390	2069
2 Herald Square	51.0	7,107		7,285		7,467		7,654		223,065	2077	(6)
Total		$14,005		$14,185		$14,460		$15,227		$326,139

(1) Per the balance sheet as of September 30, 2021.
(2) Reflects all available extension options.
(3) Reflects scheduled cash payments net of the Company's ownership interest.
(4) The 2021, 2022, and 2023 scheduled cash payments reflect free rent.
(5) Reflects known cash payments through ground rent reset date.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	25	Third Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2020	$1,153,363		$1,220,310	7.04%	7.07%

Debt investment originations/fundings/accretion(4)	5,935
Preferred Equity investment originations/accretion(4)	3,221
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(77,697)
Reserves/Realized Losses	(8,280)
12/31/2020	$1,076,542		$1,090,681	6.49%	6.80%

Debt investment originations/fundings/accretion(4)	17,465
Preferred Equity investment originations/accretion(4)	3,195
Redemptions/Sales/Syndications/Equity Ownership/Amortization	—
Reserves/Realized Losses	—
3/31/2021	$1,097,202		$1,102,569	6.77%	6.86%

Debt investment originations/fundings/accretion(4)	72,525
Preferred Equity investment originations/accretion(4)	3,274
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(100,290)
Reserves/Realized Losses	—
6/30/2021	$1,072,711		$1,156,359	7.11%	7.34%

Debt investment originations/fundings/accretion(4)	14,368
Preferred Equity investment originations/accretion(4)	3,354
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(38,323)
Reserves/Realized Losses	—
9/30/2021	$1,052,110	(5)	$1,069,522	7.28%	7.39%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	26	Third Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2)(3)

Senior Mortgage Debt	$17,995	$1,250	$19,245		$—	$189	6.62%	6.57%

Junior Mortgage Participation	—	—	—		—	$—	7.34%	—%

Mezzanine Debt	263,499	499,757	763,256		4,637,210	$818	6.41%	6.53%

Preferred Equity	—	269,609	269,609		1,962,750	$938	9.80%	9.90%

Balance as of 9/30/21	$281,494	$770,616	$1,052,110	(4)		$837	7.28%	7.39%

	Debt and Preferred Equity Maturity Profile (5)
	2021	2022	2023	2024	2025 & Thereafter
Floating Rate	$—	$254,900	$26,594	$—	$—
Fixed Rate	56,250	201,954	289,882	6,890	215,640
Sub-total	$56,250	$456,854	$316,476	$6,890	$215,640

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.
(5) The weighted average maturity of the outstanding balance is 1.93 years. Approximately 26.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.58 years.

Supplemental Information	27	Third Quarter 2021

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	9/30/2021	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$370,642	$1,022	(4)

Mezzanine Loan and Preferred Equity	214,468	Office	Manhattan	1,712,750	$1,082	10.95%

Mezzanine Loan	132,249	Office	Manhattan	1,115,000	$1,073	10.51%

Preferred Equity	110,390	Multi-Family Rental	Manhattan	250,000	$731	6.55%

Mezzanine Loan	64,515	Fee	Manhattan	272,659	$578	14.16%

Mortgage and Mezzanine Loans	56,250	Residential/Retail	Manhattan	—	$720	3.61%

Mezzanine Loan	49,996	Office	Manhattan	275,000	$414	6.86%

Mezzanine Loan	42,889	Multi-Family Rental	Manhattan	280,000	$500	8.77%

Mezzanine Loan	37,230	Office	Manhattan	179,763	$667	6.08%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	8.40%

Total	$963,354

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of September 30, 2021.

Supplemental Information	28	Third Quarter 2021

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	5.1	98.9	99.3	99.3	99.3	99.3	$49,464	9.3	5.0	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.1	87.3	88.9	88.9	88.9	82.6	11,435	2.2	1.2	23
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.1	82.5	76.9	76.7	89.3	89.3	14,052	2.7	1.4	51
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.9	99.0	99.6	99.6	99.6	99.4	46,995	8.9	4.8	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	100.0	100.0	91.2	91.2	91.2	17,325	3.3	1.8	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.8	83.4	85.3	85.7	90.5	91.7	78,686	14.8	8.0	166
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	1.0	89.5	86.2	86.2	86.2	86.2	16,580	3.1	1.7	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.5	80.7	85.9	85.9	89.5	89.5	50,605	9.6	5.1	30
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.6	99.7	99.9	99.9	99.9	99.9	50,299	9.5	5.1	8
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.6	94.7	91.2	96.4	89.1	89.1	34,892	6.6	3.5	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.4	80.2	81.3	85.8	89.3	89.3	40,954	7.7	4.2	40
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	5.2	79.8	79.8	79.8	79.8	94.1	76,386	14.4	7.6	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.7	79.6	80.1	80.7	81.2	87.9	35,478	6.7	3.6	39

Subtotal / Weighted Average				13	8,395,745	41.0%	88.4%	89.0%	89.6%	90.9%	93.1%	$523,151	98.8%	53.0%	455

"Non Same Store"
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	103,300	0.5	66.3	66.3	66.3	68.5	N/A	$6,118	1.2	0.6	9

Subtotal / Weighted Average				1	103,300	0.5%	66.3%	66.3%	66.3%	68.5%	—	$6,118	1.2%	0.6%	9

Total / Weighted Average Consolidated Properties				14	8,499,045	41.5%	88.1%	88.8%	89.3%	90.6%	93.1%	$529,269	100.0%	53.7%	464

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.8	95.8	95.8	95.8	95.8	95.8	$42,118		2.2	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.7	88.0	87.7	91.0	93.5	95.8	29,445		1.6	36
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	11.3	100.0	100.0	100.0	95.7	95.7	171,524		10.5	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	4.1	79.7	83.6	83.0	82.5	81.8	58,034		2.9	39
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.9	93.7	94.2	94.3	92.0	92.7	127,854		6.5	37
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.6	92.1	92.2	92.9	94.7	91.2	38,789		2.4	37
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	7.1	100.0	100.0	100.0	100.0	100.0	100,798		5.2	7
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	8.5	99.9	99.9	99.9	99.9	94.9	137,249		7.9	9
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	10.0	95.4	97.7	97.7	96.6	94.6	146,787		3.7	24

Subtotal / Weighted Average				9	10,869,183	53.0%	95.9%	96.7%	96.8%	95.6%	94.3%	$852,598		42.9%	204

"Non Same Store"
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	5.5	92.1	94.3	94.1	94.1	96.5	$66,647		3.4	34

Subtotal / Weighted Average				1	1,135,000	5.5%	92.1%	94.3%	94.1%	94.1%	96.5%	$66,647		3.4%	34

Total / Weighted Average Unconsolidated Properties				10	12,004,183	58.5%	95.6%	96.5%	96.6%	95.4%	94.5%	$919,245		46.3%	238

Manhattan Operating Properties Grand Total / Weighted Average				24	20,503,228	100.0%	92.5%	93.3%	93.6%	93.4%	94.0%	$1,448,514			702
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$986,522		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,264,928	94.0%	92.6%	93.4%	93.7%	93.5%	93.8%
Manhattan Operating Properties Same Store Leased Occupancy %							93.1%	93.6%	94.1%	94.3%	95.1%

(1) The Company owns 50% of the fee interest.

Supplemental Information	29	Third Quarter 2021

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,133	2.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,227	1.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,746	1.8	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.7	100.0	100.0	100.0	100.0	100.0	36,839	38.3	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.4	100.0	100.0	100.0	100.0	100.0	51,849	11.8	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,526	30.7	3
Added to Same Store in 2021
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,792	4.0	1

Subtotal/Weighted Average				9	299,090	93.5%	94.4%	94.4%	94.4%	94.4%	94.4%	$129,112	90.1%	15

"Non Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	—	100.0	100.0	N/A	$2,100	1.6	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	N/A	N/A	N/A	N/A	4,000	8.3	1
Subtotal/Weighted Average				2	20,794	6.5%	100.0%	—%	100.0%	100.0%	—%	$6,100	9.9%	2

Total / Weighted Average Retail Properties				11	319,884	100.0%	94.8%	90.5%	94.6%	94.6%	94.4%	$135,212	100.0%	17

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	(SLG%)	($'s)

"Same Store" Residential
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	40.6	38.5	35.4	33.3	$5,222	88.3	$4,233
Stonehenge Portfolio	Various	Various	Fee Interest	6	445,934	537	94.8	81.2	70.7	65.7	72.0	25,573	11.7	3,828
Subtotal/Weighted Average				7	528,184	634	95.6%	75.0%	65.8%	61.1%	66.1%	$30,795	100.0%	$3,893

Total / Weighted Average Residential Properties				7	528,184	634	95.6%	75.0%	65.8%	61.1%	66.1%	$30,795	100.0%	$3,893

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	80.5	82.4	81.6	83.3	85.4	$20,431	100.0	108
Subtotal/Weighted Average				7	862,800	100.0%	80.5%	82.4%	81.6%	83.3%	85.4%	$20,431	100.0%	108

Total / Weighted Average Suburban Properties				7	862,800	100.0%	80.5%	82.4%	81.6%	83.3%	85.4%	$20,431	100.0%	108

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	Third Quarter 2021

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	(SLG%)

Development / Redevelopment
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	42.1	78.7	66.9	59.4	58.0	—	$185,983	72.5	$2,939,039	20
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.4	5.5	5.5	5.5	5.5	5.5	32	—	9,639	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	3.5	—	100.0	100.0	100.0	100.0	—	—	178,806	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	14.3	25.2	25.2	26.1	26.7	32.0	18,912	10.4	298,998	19
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	4.1	23.3	23.3	23.3	23.3	23.3	1,953	1.2	103,288	1
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	19.7	33.9	34.0	39.1	66.9	68.4	17,858	9.9	314,942	22
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	15.9	23.6	84.6	86.8	88.5	92.7	11,512	6.0	386,040	13
Total / Weighted Average Development / Redevelopment Properties				7	3,938,420	100.0%	48.1%	56.4%	54.7%	60.0%	37.3%	$236,250	100.0%	$4,230,752	76

Land
1591-1597 Broadway	100.0	Times Square	Fee Interest	1	7,684	100.0	100.0	N/A	N/A	N/A	N/A	$7,996	100.0
Total / Weighted Average Land				1	7,684	100.0%	100.0%	—%	—%	—%	—%	$7,996	100.0%

Construction in Progress
							Future Equity
					Equity Contributed		Contributions		Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage							Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company	Partners	Drawn	Available	Budget (2)

185 Broadway / 7 Dey Street	198,488	100.0	(3)	19.0	$79,486	$—	$1,842	$—	$189,699	$35,301	$306,328
15 Beekman (4)	221,884	20.0	(4)	100.0	7,650	30,600	11,252	45,008	32,687	92,313	219,510
One Madison	1,396,426	50.5	Q4 2023	—	545,004	54,138	—	438,107	106,049	1,143,951	2,287,249
760 Madison	58,574	100.0	Q4 2023	(5)	324,323	—	115,805	—	—	—	440,128

Total Construction In Progress					$956,463	$84,738	$128,899	$483,115	$328,435	$1,271,565	$3,253,215

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) A TCO covering a portion of the building was issued in Q3 2021. TCO's covering the remaining portions of the building are expected in Q4 2021.
(4) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(5) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	31	Third Quarter 2021

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.6	100.0	N/A	N/A	N/A	N/A	$4,000	1.5	2.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.3%	43.9%	—%	—%	—%	—%	$4,000	1.5%	2.6%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,133	1.1	0.6	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,227	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	—	100.0	100.0	N/A	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,792	1.4	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,746	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	5.0	100.0	100.0	100.0	100.0	100.0	36,839	13.4	12.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.8	100.0	100.0	100.0	100.0	100.0	51,849	18.8	3.7	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	4.2	88.3	88.3	88.3	88.3	88.3	29,526	10.7	9.7	3

Subtotal / Weighted Average				9	301,996	21.9%	97.8%	93.5%	97.8%	97.8%	97.7%	$131,212	47.6%	29.0%	16

Total / Weighted Average Prime Retail				11	319,884	23.2%	94.8%	90.5%	94.6%	94.6%	94.4%	$135,212	49.1%	31.6%	17

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.5	92.8	100.0	100.0	100.0	100.0	$3,336	1.2	2.2	8
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.2	94.8	94.8	77.6	94.8	81.6	2,532	0.9	1.7	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.3	97.3	97.3	97.3	97.3	97.3	4,894	1.8	3.2	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.8	100.0	100.0	100.0	100.0	100.0	3,530	1.3	2.3	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.3	95.0	100.0	90.3	90.3	90.3	4,911	1.8	3.2	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.2	15.9	15.9	15.9	15.9	15.9	881	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	3.0	100.0	100.0	100.0	100.0	100.0	6,008	2.1	3.9	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.4	100.0	100.0	99.7	100.0	100.0	2,362	0.9	1.6	2
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	7,263	0.5	70.0	70.0	70.0	100.0	N/A	1,870	0.7	1.2	1
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.8	79.0	79.0	87.7	93.5	93.5	12,860	4.7	8.4	15
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.9	100.0	100.0	100.0	100.0	100.0	3,181	1.2	2.1	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.8	53.2	53.2	53.2	66.7	66.7	1,794	0.7	1.2	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.3	98.6	98.6	98.6	98.6	100.0	4,367	1.6	2.9	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	97.4	97.4	97.4	97.4	97.4	639	0.2	0.4	2
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	310	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.7	100.0	100.0	100.0	100.0	100.0	6,770	2.4	4.4	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.3	100.0	100.0	62.6	62.6	62.6	2,579	0.9	1.7	5

Subtotal / Weighted Average				17	523,501	38.0%	89.7%	91.0%	89.7%	92.1%	91.7%	$62,824	22.8%	41.2%	78
(1) Redevelopment properties.

Supplemental Information	32	Third Quarter 2021

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Sep-21	Jun-21	Mar-21	Dec-20	Sep-20	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.9	83.2	83.2	83.2	83.2	83.2	$20,944	7.6	7.0	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.9	100.0	100.0	100.0	100.0	100.0	3,625	1.3	1.3	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.8	97.7	98.9	98.9	98.9	98.9	3,429	1.2	1.4	5
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.9	100.0	100.0	100.0	100.0	100.0	3,288	1.2	1.1	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	35,332		2.6	82.2	82.2	82.2	82.2	82.2	2,152	0.8	0.7	4
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		2.0	100.0	100.0	100.0	100.0	100.0	1,652	0.6	0.5	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,931	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.3	98.9	98.9	98.9	98.9	98.9	3,550	1.3	1.2	4
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		13.4	100.0	100.0	100.0	100.0	100.0	34,814	12.7	13.0	9
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.8	78.5	93.6	93.6	100.0	100.0	931	0.3	0.2	6
Stonehenge Portfolio	Various	Various	Fee Interest	2	19,231		1.4	71.7	42.4	49.5	76.8	76.8	1,285	0.5	—	5

Subtotal / Weighted Average				12	532,604		38.7%	94.2%	93.5%	93.8%	94.9%	94.9%	$77,601	28.2%	27.2%	52

Total / Weighted Average Other Retail				29	1,056,105		76.8%	92.0%	92.3%	91.7%	93.5%	93.3%	$140,425	50.9%	68.4%	130

Retail Grand Total / Weighted Average				40	1,375,989		100.0%	92.6%	91.9%	92.4%	93.8%	93.5%	$275,637	100.0%		147
Retail Grand Total - SLG share of Annualized Rent													$152,256		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	Third Quarter 2021

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF		Credit Rating (2)
Tenant Name	Property
ViacomCBS Inc.	1515 Broadway	57.0	Jun 2031	1,603,126	$102,411	$58,374	4.7%	$63.88
	1515 Broadway	57.0	Mar 2028	9,106	2,013	1,147	0.1%	221.01
	555 West 57th Street	100.0	Dec 2023	338,527	17,613	17,613	1.5%	52.03
	Worldwide Plaza	25.0	Jan 2027	32,598	2,466	615	—%	75.66
				1,983,357	$124,503	$77,749	6.3%	$62.77		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$81,346	$48,808	3.9%	$64.26		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,563	$29,738	2.4%	$85.63		A-

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	200,002	$27,166	$19,288	1.6%	$135.83	(3)
	125 Park Avenue	100.0	Oct 2030	51,707	3,313	3,313	0.2%	64.08
	125 Park Avenue	100.0	Oct 2023	6,234	2,530	2,530	0.2%	405.77
				257,943	$33,009	$25,131	2.0%	$127.97		AA-

Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2021	98,635	$6,427	$3,278	0.3%	$65.16
	919 Third Avenue	51.0	Dec 2022	527,229	39,495	20,143	1.6%	74.91
				625,864	$45,922	$23,421	1.9%	$73.37

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,140	$20,140	1.7%	$58.40	(3)
	420 Lexington Avenue	100.0	Sep 2021	7,537	507	507	—%	67.38
	110 East 42nd Street	100.0	Oct 2021	1,840	130	130	—%	70.46
				354,250	$20,777	$20,777	1.7%	$58.65		Baa3

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,237	$20,237	1.6%	$39.68		Aa2
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$28,377	$20,148	1.5%	$145.75	(3)	BBB+
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,052	$20,052	1.6%	$91.87

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,624	$12,624	1.0%	$72.52
	11 Madison Avenue	60.0	Sep 2030	104,618	9,917	5,950	0.5%	94.80
				278,687	$22,541	$18,574	1.5%	$80.88

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$36,839	$18,420	1.5%	$532.25		AA-
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$68,673	$17,134	1.4%	$111.28
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,496	$17,083	1.4%	$60.11

Toronto Dominion Bank	125 Park Avenue	100.0	Oct 2041	52,450	$3,409	$3,409	0.3%	$65.00
	One Vanderbilt Avenue	71.0	Mar 2042	142,892	18,282	12,980	1.0%	127.94	(3)
				195,342	$21,691	$16,389	1.3%	$111.04

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Jan 2043	146,642	$23,308	$16,548	1.3%	$158.95
National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,219	$15,219	1.3%	$102.68
Unidentified Financial Firm	One Vanderbilt Avenue	71.0	Dec 2027	97,652	$21,156	$14,993	1.2%	$216.64	(3)
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$14,895	$14,894	1.2%	$89.09		BBB-

Newmark & Company	110 East 42nd Street	100.0	Oct 2031	49,616	$3,071	$3,071	0.2%	$61.89
	125 Park Avenue	100.0	Oct 2031	151,700	9,806	9,806	0.8%	64.65
				201,316	$12,877	$12,877	1.0%	$63.97

Nomura Holding America, Inc.	810 Seventh Avenue	100.0	Jan 2026	17,320	$1,230	$1,230	0.1%	$71.04
	Worldwide Plaza	25.0	Sep 2033	778,328	45,814	11,431	0.9%	58.86
				795,648	$47,044	$12,661	1.0%	$59.13

Total				9,263,260	$741,525	$460,853	37.0%	$80.05

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	34	Third Quarter 2021

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	35	Third Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 6/30/21			1,484,703

Less: Property in redevelopment	885 Third Avenue		(96,090)

Space which became available during the Quarter (3):
Office
	100 Park Avenue	1	35,824	40,139	$72.00
	110 East 42nd Street	2	3,535	3,632	$68.41
	110 Greene Street	2	5,757	5,760	$61.09
	125 Park Avenue	2	8,086	9,245	$68.38
	220 East 42nd Street	1	24,819	28,613	$48.59
	280 Park Avenue	1	6,645	7,833	$81.36
	420 Lexington Avenue	13	56,468	75,329	$58.83
	485 Lexington Avenue	3	61,913	64,322	$63.03
	555 West 57th Street	1	1,700	2,071	$66.77
	800 Third Avenue	1	577	1,383	$74.09
	810 Seventh Avenue	2	9,374	10,323	$60.21
	1350 Avenue of the Americas	2	5,450	6,634	$77.21
	Worldwide Plaza	1	47,184	47,373	$100.59
	Total/Weighted Average	32	267,332	302,657	$68.64

Retail
	11 Madison Avenue	1	612	479	$133.79
	100 Church Street	1	4,443	4,443	$59.52
	420 Lexington Avenue	1	1,901	2,251	$274.50
	Worldwide Plaza	2	2,874	2,880	$152.35
	Total/Weighted Average	5	9,830	10,053	$137.79

Storage
	220 East 42nd Street	1	818	818	$31.02
	420 Lexington Avenue	3	2,178	3,818	$22.97
	1515 Broadway	1	1,491	1,423	$33.73
	Total/Weighted Average	5	4,487	6,059	$25.30

	Total Space which became available during the quarter
	Office	32	267,332	302,657	$68.64
	Retail	5	9,830	10,053	$137.79
	Storage	5	4,487	6,059	$25.30
		42	281,649	318,769	$70.00

	Total Available Space		1,670,262

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	Third Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)		Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				1,670,262

Office
	10 East 53rd Street	1	3.3	1,187		1,472	$85.00	$109.24	$12.16	4.0
	100 Park Avenue	1	5.3	3,509		3,882	80.00	—	2.64	3.8
	110 Greene Street	2	3.3	18,316		18,015	65.63	70.50	4.20	7.0
	125 Park Avenue	1	5.7	4,869		5,833	70.64	64.63	1.08	3.0
	420 Lexington Avenue	8	7.6	36,551		50,406	62.29	54.46	9.57	3.2
	461 Fifth Avenue	1	11.0	6,639		7,134	79.00	—	127.59	12.0
	485 Lexington Avenue	1	1.0	13,827		14,206	55.00	63.08	2.44	—
	711 Third Avenue	1	5.0	18,390		19,587	55.00	—	18.33	7.0
	810 Seventh Avenue	1	1.0	1,910		2,134	46.86	73.86	—	—
	1350 Avenue of the Americas	1	3.4	2,337		2,015	70.00	—	16.37	5.0
	Total/Weighted Average	18	5.6	107,535		124,684	$62.82	$61.87	$15.47	4.5

Retail
	Worldwide Plaza	1	3.0	1,277	1277	1,277	$65.78	$86.54	$—	—
	Total/Weighted Average	1	3.0	1,277		1,277	$65.78	$86.54	$—	—

Storage
	220 East 42nd Street	1	1.0	818		818	$31.02	$31.02	$—	—
	420 Lexington Avenue	3	7.0	2,049		2,533	24.87	27.09	—	1.9
	1515 Broadway	1	1.0	1,491		1,423	16.87	33.73	—	—
	Total/Weighted Average	5	4.2	4,358		4,774	$23.54	$31.55	$—	1.0

Leased Space
	Office (4)	18	5.6	107,535		124,684	$62.82	$61.87	$15.47	4.5
	Retail	1	3.0	1,277		1,277	$65.78	$86.54	$—	—
	Storage	5	4.2	4,358		4,774	$23.54	$31.55	$—	5.0
	Total	24	5.5	113,170		130,735	$61.42	$61.22	$14.76	4.3

Total Available Space as of 9/30/2021				1,557,092

Early Renewals
Office
	100 Park Avenue	1	5.0	8,727		9,620	$88.13	$88.13	$35.00	—
	110 East 42nd Street	1	5.0	1,791		1,840	55.00	67.77	12.16	—
	110 Greene Street	1	9.8	4,772		4,772	80.00	94.85	40.00	6.0
	125 Park Avenue	1	2.0	3,744		3,914	72.41	66.24	1.08	—
	420 Lexington Avenue	3	3.1	13,753		18,386	61.58	62.12	—	2.6
	485 Lexington Avenue	1	7.7	13,703		14,078	64.00	78.82	15.91	8.0
	800 Third Avenue	2	4.1	8,616		9,192	66.52	77.88	32.18	4.0
	810 Seventh Avenue	2	3.4	7,054		7,627	57.75	57.31	—	4.0
	Total/Weighted Average	12	4.9	62,160		69,429	$67.68	$73.30	$15.47	3.7

Retail
	100 Park Avenue	1	2.0	9,666		8,707	$77.57	$70.47	$—	1.0
	125 Park Avenue	1	1.0	430		430	50.00	52.70	—	—
	304 Park Avenue South	1	5.0	1,300		1,675	143.28	174.87	—	—
	Total/Weighted Average	3	2.4	11,396		10,812	$86.65	$85.94	$—	0.8

Renewals
	Early Renewals Office	12	4.9	62,160		69,429	$67.68	$73.30	$15.47	3.7
	Early Renewals Retail	3	2.4	11,396		10,812	$86.65	$85.94	$—	0.8
	Total	15	4.6	73,556		80,241	$70.24	$75.00	$13.38	3.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $62.54/rsf for 79,992 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $64.93/rsf for 149,421 rentable SF.

Supplemental Information	37	Third Quarter 2021

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Wholly-Owned and Consolidated JV Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
3rd Quarter 2021 (4)	11	129,464	129,464	1.6%	$6,988,493	$6,988,493	$53.98	$59.91
4th Quarter 2021	15	60,203	60,203	0.8%	4,140,419	4,140,419	68.77	67.07

Total 2021	26	189,667	189,667	2.4%	$11,128,912	$11,128,912	$58.68	$62.18

2022	86	582,935	582,935	7.3%	$47,213,595	$47,213,595	$80.99	$69.70
2023	60	712,307	712,307	8.9%	45,529,002	45,529,002	63.92	62.15
2024	47	369,588	369,588	4.6%	24,994,996	24,994,996	67.63	66.17
2025	48	528,753	528,753	6.7%	44,630,249	44,630,249	84.41	68.74
2026	47	805,290	805,290	10.1%	53,984,571	53,984,571	67.04	61.69
2027	35	589,613	589,613	7.4%	46,036,493	46,036,493	78.08	67.39
2028	25	558,868	558,868	7.0%	39,712,164	39,712,164	71.06	66.25
2029	17	388,496	388,496	4.9%	25,464,591	25,464,591	65.55	61.21
2030	19	804,163	804,163	10.1%	55,372,768	55,372,767	68.86	68.14
Thereafter	59	2,437,212	2,437,212	30.6%	135,201,779	135,201,779	55.47	58.06
Grand Total	469	7,966,892	7,966,892	100.0%	$529,269,120	$529,269,119	$66.43	$63.26

	Unconsolidated JV Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
3rd Quarter 2021 (4)	3	13,857	7,740	0.1%	$930,453	$507,856	$67.15	$71.17
4th Quarter 2021	8	176,253	90,562	1.5%	12,614,638	6,401,494	71.57	72.56

Total 2021	11	190,110	98,302	1.6%	$13,545,091	$6,909,350	$71.25	$72.46

2022	31	908,726	470,862	7.7%	$77,138,198	$40,099,919	$84.89	$86.46
2023	21	551,470	284,163	4.7%	48,211,487	24,779,109	87.42	73.23
2024	29	989,764	331,332	8.4%	108,806,648	37,071,128	109.93	80.91
2025	20	379,170	203,752	3.2%	35,395,201	19,266,050	93.35	82.99
2026	28	548,054	260,327	4.6%	57,394,157	28,472,086	104.72	93.74
2027	17	336,627	128,477	2.9%	29,659,550	14,199,618	88.11	80.37
2028	20	215,861	112,561	1.8%	22,191,591	11,573,025	102.81	88.69
2029	11	659,211	336,479	5.6%	42,770,257	21,825,393	64.88	73.94
2030	13	387,802	218,773	3.3%	37,318,418	21,090,262	96.23	86.46
Thereafter	42	6,640,698	3,424,112	56.2%	446,814,086	231,966,747	67.28	75.55
Grand Total	243	11,807,493	5,869,140	100.0%	$919,244,684	$457,252,687	$77.85	$78.41

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to September 30, 2021.

Supplemental Information	38	Third Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	—	—	—	—%	$—	$—	$—	$—
2022	—	—	—	—%	—	—	—	—
2023	—	—	—	—%	—	—	—	—
2024	1	7,848	7,848	100.0%	4,000,000	4,000,000	509.68	399.48
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
Thereafter	—	—	—	—%	—	—	—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000	$509.68	$399.48
Vacancy (5)		10,040						$268.92
Grand Total		17,888						$326.20

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	1	1,764	1,764	0.4%	$75,697	$75,697	$42.91	$60.00
2022	14	71,016	71,016	14.9%	13,970,264	13,970,264	196.72	163.20
2023	5	22,630	22,501	4.8%	6,947,311	6,924,077	307.00	197.11
2024	4	10,687	10,687	2.2%	1,544,198	1,544,198	144.49	144.82
2025	4	29,597	29,597	6.2%	4,397,516	4,397,516	148.58	100.72
2026	7	12,268	12,268	2.6%	1,219,967	1,219,967	99.44	89.81
2027	6	29,952	29,952	6.3%	4,365,287	4,365,287	145.74	107.56
2028	5	10,974	10,974	2.3%	2,081,609	2,081,609	189.69	134.63
2029	3	21,820	21,820	4.6%	1,330,284	1,330,284	60.97	63.95
2030	8	56,595	56,595	11.7%	9,643,727	9,643,727	170.40	152.17
Thereafter	21	209,564	209,564	44.0%	17,248,158	17,248,158	82.30	64.21
	78	476,867	476,738	100.0%	$62,824,018	$62,800,784	$131.74	$104.74
Vacancy (5)		52,999						$167.08
Grand Total		529,866						$110.98

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to September 30, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	Third Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	3	17,237	2,353	6.1%	$4,431,194	$493,988	$257.07	$75.28
2022	1	1,698	548	0.6%	102,000	32,926	60.07	63.07
2023	4	57,939	9,940	20.4%	26,775,441	4,050,103	462.13	297.16
2024	1	7,793	3,897	2.7%	5,750,424	2,875,212	737.90	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	26.2%	30,721,928	5,472,398	412.80	282.98
2027	1	3,655	399	1.3%	716,568	78,249	196.05	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.0%	21,722,787	10,861,393	696.82	375.97
2030	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	31.7%	40,991,724	20,207,532	454.22	440.71
	18	284,166	88,395	100.0%	$131,212,066	$44,071,801	$461.74	$350.33
Vacancy (5)		—						$0.00
Grand Total		284,166						$350.33

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2021 (4)	2	7,031	3,135	1.4%	$1,008,279	$474,378	$143.40	$84.92
2022	8	85,454	42,877	17.1%	20,635,069	10,666,699	241.48	228.37
2023	5	30,831	16,062	6.2%	3,114,841	1,676,860	101.03	92.17
2024	6	9,848	4,343	2.0%	2,990,106	1,613,145	303.63	262.99
2025	—	—	—	—%	—	—	—	—
2026	3	20,252	9,534	4.1%	9,767,376	5,376,654	482.29	416.48
2027	5	23,256	11,863	4.7%	11,043,621	6,139,981	474.87	401.93
2028	5	33,439	17,629	6.7%	4,371,607	2,358,326	130.73	134.68
2029	6	56,855	30,600	11.4%	4,237,012	2,311,545	74.52	77.31
2030	3	6,463	1,988	1.3%	5,586,637	2,999,652	864.40	532.02
Thereafter	9	224,902	123,298	45.1%	14,846,640	7,766,310	66.01	70.92
	52	498,331	261,329	100.0%	$77,601,188	$41,383,550	$155.72	$143.71
Vacancy (5)		33,100						$112.45
Grand Total		531,431						$141.76

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to September 30, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	Third Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2021
2001 - 2020 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	89.5
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	33.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	80.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	25.2
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	80.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	92.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	87.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	98.9
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	87.3
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	93.7
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	88.0
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	82.5
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	95.4
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	82.5
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	23.6
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	66.3
					39,959,123	$23,853,062

Supplemental Information	41	Third Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2020 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
					25,844,665	$17,715,250	$685
2021 Dispositions
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0%	Fee Interest	347,000	$275,000	$793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
					1,749,000	$1,383,500	$791

Supplemental Information	42	Third Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership		Valuation ($'s)	Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,786,134	$240

Supplemental Information	43	Third Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2021
2005 - 2020 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	2 Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	100.0
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	94.8
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57.996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	15 Beekman	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
						13,730,421	$7,368,834
2021 Acquisitions
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	$121,000	100.0	100.0
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						15,532	$193,221

Supplemental Information	44	Third Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2020 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
						10,079,173	$8,122,753	$806
2021 Dispositions
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0%	Fee Interest	6,600	$43,000	$6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						1,236,793	$1,084,420	$877

Supplemental Information	45	Third Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	Third Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Net income attributable to SL Green common stockholders	$388,205	$13,859	$486,073	$185,104
Add:
Depreciation and amortization	49,277	92,516	169,534	256,736
Joint venture depreciation and noncontrolling interest adjustments	61,733	47,884	176,920	149,309
Net income attributable to noncontrolling interests	21,768	1,216	26,035	11,218
Less:
Gain on sale of real estate, net	187,766	26,104	285,338	163,624
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	(1,280)	—	(5,438)	—
Purchase price and other fair value adjustments	206,779	—	209,443	—
Depreciable real estate reserves	—	(6,627)	(5,696)	(6,627)
Depreciation on non-rental real estate assets	754	538	1,953	1,797
FFO attributable to SL Green common stockholders and noncontrolling interests	$126,964	$135,460	$372,962	$443,573

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020

Net income (loss)	$415,534	$117,134	$(3,855)	$200,340	$20,677
Interest expense, net of interest income	14,807	18,960	23,388	25,579	23,536
Amortization of deferred financing costs	2,345	3,386	3,774	3,482	3,151
Income taxes	(6)	795	708	(859)	—
Depreciation and amortization	49,277	57,261	62,996	56,932	92,516
(Gain) loss on sale of real estate	(187,766)	(98,960)	1,388	(51,882)	(26,104)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	1,280	(8,471)	12,629	(2,961)	—
Purchase price and other fair value adjustments	(208,810)	1,947	(2,664)	(187,522)	—
Depreciable real estate reserves	—	(2,545)	8,241	53,827	6,627
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	108,288	99,625	91,989	90,169	87,630
EBITDAre	$194,949	$189,132	$198,594	$187,105	$208,033

Supplemental Information	47	Third Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Net income	$415,534	$20,677	$528,813	$214,418
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	1,280	—	5,438	—
Purchase price and other fair value adjustments	(208,810)	—	(209,527)	—
Gain on sale of real estate, net	(187,766)	(26,104)	(285,338)	(163,624)
Depreciable real estate reserves	—	6,627	5,696	6,627
Depreciation and amortization	49,277	92,516	169,534	256,736
Interest expense, net of interest income	14,807	23,536	57,155	91,100
Amortization of deferred financing costs	2,345	3,151	9,505	8,312
Operating income	86,667	120,403	281,276	413,569

Equity in net loss from unconsolidated joint ventures	15,487	432	31,321	15,445
Marketing, general and administrative expense	23,477	23,602	68,426	66,682
Transaction related costs, net	190	45	215	483
Investment income	(20,072)	(22,988)	(59,452)	(101,464)
Loan loss and other investment reserves, net of recoveries	—	8,957	—	27,018
Non-building revenue	(13,080)	(26,668)	(25,569)	(30,650)
Net operating income (NOI)	92,669	103,783	296,217	391,083

Equity in net loss from unconsolidated joint ventures	(15,487)	(432)	(31,321)	(15,445)
SLG share of unconsolidated JV depreciation and amortization	60,111	49,534	173,923	141,625
SLG share of unconsolidated JV interest expense, net of interest income	41,865	34,128	109,566	102,619
SLG share of unconsolidated JV amortization of deferred financing costs	4,766	2,232	11,196	5,612
SLG share of unconsolidated JV loss on early extinguishment of debt	748	—	1,689	—
SLG share of unconsolidated JV investment income	(310)	(314)	(920)	(931)
SLG share of unconsolidated JV non-building revenue	(814)	(4,374)	(3,000)	(8,398)
NOI including SLG share of unconsolidated JVs	183,548	184,557	557,350	616,165

NOI from other properties/affiliates	(33,481)	(37,889)	(108,961)	(162,539)
Same-Store NOI	150,067	146,668	448,389	453,626

Operating lease straight-line adjustment	245	245	734	777
Joint Venture operating lease straight-line adjustment	232	232	697	826
Straight-line and free rent	(1,271)	(4,407)	(6,486)	(3,682)
Amortization of acquired above and below-market leases, net	(100)	(630)	(295)	(3,058)
Joint Venture straight-line and free rent	(1,772)	(3,510)	(11,157)	(13,518)
Joint Venture amortization of acquired above and below-market leases, net	(4,876)	(3,806)	(14,010)	(11,436)
Same-store cash NOI	$142,525	$134,792	$417,872	$423,535

Lease termination income	(1,856)	(195)	(2,956)	(10,785)
Joint Venture lease termination income	(1,217)	(7)	(1,471)	(186)
Same-store cash NOI excluding lease termination income	$139,452	$134,590	$413,445	$412,564

Supplemental Information	48	Third Quarter 2021

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	Third Quarter 2021

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	Maggie Hui
Chief Accounting Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Managing Director
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Managing Director

Supplemental Information	50	Third Quarter 2021